Exhibit 10.5

FIRST AMENDMENT
TO
REFINED PRODUCTS PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO REFINED PRODUCTS PURCHASE AGREEMENT (this “Amendment”) is entered into as of the 17th day of May, 2010 (the “Effective Date”) by and between SINCLAIR TULSA REFINING COMPANY, a Wyoming corporation, (together with its successors and/or assigns, the “Sinclair”), and HOLLY REFINING & MARKETING-TULSA LLC, a Delaware limited liability company (together with its successors and/or assigns, “Holly”) Each of Holly and Sinclair are individually referred to as a “Party” and collectively as the “Parties.”
RECITALS:

WHEREAS, the Parties previously entered into that certain Refined Products Purchase Agreement dated as of December 1, 2009 (such agreement, with all exhibits and attachments, the “Products Purchase Agreement”) pursuant to which Holly agreed to sell, and Sinclair agreed to purchase, certain Products, as therein defined. Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Products Purchase Agreement.
WHEREAS, in accordance with Section 3.4(a)(i) of the Products Purchase Agreement, Sinclair has pledged 641,000 HEP Units (the “Pledged Units”) to Holly pursuant to a certain Pledge and Security Agreement dated as of December 1, 2009 (the “Pledge Agreement”), and such HEP Units are represented by certificate no. HEP 0202 (the “Existing Certificate”).
WHEREAS, Sinclair and Holly are entering into a certain First Amendment to the Pledge and Security Agreement (the “PSA Amendment”), pursuant to which Sinclair is being granted the right to separate the Existing Certificate into thirteen (13) separate certificates as more particularly described therein (the “New Certificates”), and obtain a release of some of the New Certificates from the security interests granted to Holly upon the terms and conditions set forth therein.

AGREEMENT:
NOW, THEREFORE, in consideration of the agreements and covenants set forth in this Amendment, and for other good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged, the Parties hereby amend the Products Purchase Agreement and agree as follows:

1.Incorporation of Recitals. The recitals for this Amendment are fully incorporated herein by the reference thereto with the same force and effect as though recited herein.

2.Conditions Precedent. This Amendment shall not be effective until the following events shall have occurred: (a) each of Sinclair and Holly shall have executed and delivered this Amendment and the PSA Amendment, (b) all of the conditions precedent to the effectiveness of the PSA Amendment shall have been satisfied by Sinclair or waived by Holly, and (c) Sinclair shall not be in default under the Products Purchase Agreement,

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Exhibit 10.5

3.Definitions. The following definitions are added to Section 1.1 of the Products
Purchase Agreement:

"Pledge Agreement" means that certain Pledge and Security Agreement dated as of December 1, 2009 between Sinclair, as Pledgor, and Holly, as Secured Party, as the same may be amended, restated, supplemented or otherwise modified from time to time.

"Registration Rights Agreement" means that certain Registration Rights and Transfer Restriction Agreement, dated as of October 19, 2009, between HEP and Sinclair, as the same may be amended, restated, supplemented or otherwise modified from time to time.

4.	Release of Collateral. The following is added as new Section 3.4(e) of the Products Purchase Agreement:

(e) In the event that Sinclair otherwise meets Holly's requirements for open credit as contemplated by Sections 3.4(b) and 3.4(c), a portion of the HEP Units pledged to Holly pursuant to Section 3.4(a)(i) will be released by Holly as provided in, and subject, to the terms and conditions precedent of the Pledge Agreement; provided that, in each case, each of the following conditions precedent shall have been satisfied: (i) no default has occurred and is continuing under this Agreement or the Pledge Agreement, (ii) Sinclair is not prohibited from selling, assigning or otherwise transferring such HEP Units under the Registration Rights Agreement, and (iii) the Collateral Value of the Collateral subject to Holly's continuing security interest under the Pledge Agreement both before and immediately after such release shall exceed the Required Collateral Value, as determined by Holly in its discretion, reasonably exercised.

5.Ratification of Products Purchase Agreement. Except as set forth in this Amendment, the parties ratify and affirm the Products Purchase Agreement in its entirety, and the Products Purchase Agreement shall remain in full force and effect.

6.Representations and Warranties of Sinclair. Each of the representations, warranties, and covenants contained in this Section 6 constitutes a material part of the consideration to Holly in entering into this Amendment, and Sinclair acknowledges that Holly relying on the correctness and completeness of these representations, warranties, and covenants in entering into this Amendment. Each of the following representations and warranties is true and accurate as of the date of execution of this Amendment and will survive the consummation of the transactions contemplated hereby. Accordingly, Sinclair covenants, represents, and warrants to Holly as follows:

(a)No default has occurred and is continuing under the Products Purchase Agreement or the Pledge Agreement.

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Exhibit 10.5

(b)Each and all representations and warranties of Sinclair in the Products Purchase Agreement are accurate and correct on the date hereof and shall continue in effect as provided in the Products Purchase Agreement.

(c)The execution and delivery of this Amendment has been duly authorized by all requisite action by or on behalf of Sinclair. This Amendment has been duly executed and delivered on behalf of Sinclair.

(d)This Amendment in no way limits or restricts the right of Holly to exercise and enforce any and/or all of its rights and remedies under the Products Purchase Agreement.
7.Omnibus Amendment. Any and all other terms and provisions of the Products Purchase Agreement are hereby amended and modified wherever necessary, and even though not specifically addressed herein, so as to conform to the amendments set forth in the preceding paragraphs hereof. Except as expressly modified and amended hereby, all other terms and conditions of the Product Purchase Agreement shall continue in full force and effect.
8.Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by facsimile shall be equally as effective as a manually executed counterpart.
9.Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the parties hereto and their respective successors and/or assigns.
10.Entire Agreement.    This Amendment contains the entire agreement between the parties hereto as to the subject matter hereof and, except as provided for in this Amendment, the terms and provisions of the Products Purchase Agreement stay in full force and effect. To the extent of any conflict between the provisions of this Amendment and the provisions of the Products Purchase Agreement, the provisions of this Amendment shall control.

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Exhibit 10.5

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment on the respective dates set forth below, to be effective as of the Effective Date.

HOLLY REFINING & MARKETING-TULSA LLC

By:
Name:
Title:

SINCLAIR TULSA REFINING COMPANY

By:
Name:
Title:

CONSENT OF GUARANTORS

The undersigned hereby consent to the foregoing Amendment and agrees to be bound by the provisions thereof.

HOLLY CORPORATION

By:
Name:
Title:

THE SINCLAIR COMPANIES

By:
Name:
Title: ____________________________

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